Exhibit 10.44

EXECUTION VERSION

AMENDMENT NO. 3 TO

AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTES

This Amendment No. 3 to Amended and Restated Convertible Promissory Notes is made as of October 30th, 2026 (this “Amendment”), by and among Mobilewalla Holdco, Inc., a Delaware corporation (the “Company”), and the undersigned holders of one or more Notes (as defined below) (the “Holders”).

RECITALS

WHEREAS, from June 2021 to November 2025, the Company issued multiple Convertible Promissory Notes of similar tenor, identified on Exhibit A hereto (each, a “Note,” and collectively, the “Notes”), which, for the avoidance of doubt, do not include the two convertible subordinate promissory notes designated CN-104 and CN-106;

WHEREAS, each Note outstanding on October 13, 2023 was amended and restated in its entirety pursuant to that certain Amendment No. 1 to Amended and Restated Convertible Promissory Notes, dated as of October 13, 2023 (“Amendment No. 1”), each Note issued after that date and prior to November 26, 2024 was issued on the form of note attached to Amendment No. 1, and each Note designated CN-78 through CN-95 on Exhibit A was further amended and restated in its entirety pursuant to that certain Amendment No. 2 to Amended and Restated Convertible Promissory Notes, dated as of November 26, 2024 (“Amendment No. 2”);

WHEREAS, each Note matures on November 1, 2026, as such date is extended from time to time in the Majority Holders’ sole discretion (as so extended, the “Maturity Date”), such date having been established in the case of each Note designated CN-78 through CN-95 on Exhibit A by Amendment No. 2, which amended and restated each such Note in its entirety;

WHEREAS, the Company, SPACSphere Acquisition Corp., a Cayman Islands exempted company that will domesticate as a Delaware corporation (“Acquiror”), and SPACSphere Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Acquiror (“Merger Sub”), are parties to that certain Business Combination Agreement, dated as of May 29, 2026 (as amended or modified from time to time, the “BCA”), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and a wholly owned subsidiary of Acquiror, and the transactions contemplated by the BCA and the ancillary agreements thereto are referred to herein as the “Transactions”;

WHEREAS, the Transactions are not expected to be consummated prior to the Maturity Date, and the Majority Holders desire to extend the Maturity Date of each Note to permit the orderly consummation of the Transactions;

WHEREAS, pursuant to Section 14 of the Notes, any term of the Notes may be amended only with the written consent of the Company and the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding (the “Majority Holders”), and any amendment or waiver approved by the Majority Holders is binding on each Holder and all other holders of the Notes, whether or not such holder has executed the same;

WHEREAS, the Holders hold Notes representing $6,250,000 in aggregate principal amount, being approximately 90.4% of the $6,915,646.00 aggregate principal amount of all Notes outstanding, and accordingly constitute the Majority Holders, as confirmed in Section 2 below;

WHEREAS, the Holders constitute the Majority Holders, and each of the Holders hereby consents to, and approves, the extension of the Maturity Date of each Note as set forth below, on behalf of themselves and each holder of a Note; and

WHEREAS, the board of directors of the Company has approved this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Holders, constituting the Majority Holders, hereby irrevocably consent to the amendment of each outstanding Note as set forth below, on behalf of themselves and each holder of a Note:

1.
Extension of Maturity Date.
a.
The Maturity Date of each Note is hereby extended from November 1, 2026 to March 31, 2027 (the “Extended Maturity Date”), and each reference in any Note to “November 1, 2026” as the Maturity Date shall be deemed a reference to the Extended Maturity Date.
b.
This Section 1 is given by the Majority Holders in the exercise of their right under each Note to extend the Maturity Date from time to time in their sole discretion, and applies to each Note identified on Exhibit A hereto.
c.
Nothing in this Section 1 limits the right of the Majority Holders to further extend the Maturity Date from time to time in their sole discretion in accordance with the terms of the Notes.
d.
The Company shall promptly give written notice of the extension effected by this Section 1 to the record holders of the Notes who have not executed this Amendment, in accordance with the notice provisions of the Notes.
e.
The extension effected by this Section 1 is effective upon execution of this Amendment by the Company and the Majority Holders, is binding on each holder of a Note whether or not such holder has executed this Amendment, and shall survive any termination of the BCA.
2.
Confirmation of Majority Holder Status.
a.
The Company and the Holders confirm that, as of the date hereof, (i) the aggregate outstanding principal amount of all Notes is $6,915,646.00, (ii) the Holders hold Notes representing $6,250,000 in aggregate principal amount, and (iii) the Holders accordingly constitute the Majority Holders, holding approximately 90.4% of the aggregate principal amount of all Notes then outstanding.
b.
The Holders’ consent hereto is given, pursuant to Section 14 of the Notes and the extension right vested in the Majority Holders thereunder, on behalf of themselves and each other holder of a Note, and this Amendment is binding on each holder of a Note whether or not such holder has executed it.
3.
No Other Amendment.
a.
Except for the extension of the Maturity Date effected by Section 1, no term of any Note is amended, modified or waived hereby.
b.
This Amendment is not, and shall not be construed as, a waiver of any right or remedy of any Holder or of the Company under any Note, and does not constitute a novation of any Note.
4.
General.
a.
The Notes, as amended by Amendment No. 1, Amendment No. 2 and this Amendment, constitute the entire agreement among the parties with respect to the subject matter thereof and amend, restate and supersede all prior and contemporaneous arrangements or understandings with respect thereto.
b.
Upon effectiveness of this Amendment, on and after the date hereof, each reference in the Notes to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Notes, as amended by Amendment No. 1, Amendment No. 2 and this Amendment. Except as specifically amended above and by Amendment No. 1 and Amendment No. 2, the Notes shall remain in full force and effect.

c.
This Amendment and any controversy arising out of or relating to this Amendment shall be governed by the internal law of the State of Delaware, without regard to conflict of laws principles.
i.
For the avoidance of doubt, each Note originally governed by the law of a jurisdiction other than the State of Delaware was amended and restated in its entirety pursuant to Amendment No. 1, and further amended and restated pursuant to Amendment No. 2, and is governed by the internal law of the State of Delaware.
d.
This Amendment may be executed in counterparts, each of which will be deemed an original but all of which, taken together, constitute one and the same instrument. Counterparts may be delivered via electronic mail, including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
e.
If any provision of this Amendment is held unenforceable under applicable law, such provision shall be excluded to the extent so held, and the remainder shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

[Remainder of Page Left Intentionally Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

MOBILEWALLA HOLDCO, INC.

By: /s/ Anindya Datta
Name: Anindya Datta
Title: Chief Executive Officer

HOLDER
GCP CAPITAL PARTNERS IV, L.P.
By: GCP MANAGING PARTNER IV, L.P., its general partner
By: GCP MANAGING PARTNER TV GP. LLC, its general partner

By: /s/ Boris M. Gutin
Name: Boris M. Gutin
Title: Managing Director

HOLDER
GCP CAPITAL PARTNERS (CAYMAN) IV, L.P.
By: GCP MANAGING PARTNER IV, L.P., its general partner
By: GCP MANAGING PARTNER IV GP, LLC, its general partner

By: /s/ Boris M. Gutin
Name: Boris M. Gutin
Title: Managing Director

HOLDER
MADRONA VENTURE FUND V, L.P.
By: Madrona Investment Partners V, L.P., its General Partner
By: Madrona V General Partner, LLC, its General Partner

By: /s/ Scott Jacobson
Name: Scott Jacobson
Title: Managing Director

HOLDER
MADRONA VENTURE FUND V-A, L.P.
By: Madrona Investment Partners V, L.P., its General Partner
By: Madrona V General Partner, LLC, its General Partner

By: /s/ Scott Jacobson
Name: Scott Jacobson
Title: Managing Director

[Signature Page to Amendment No. 3 to Amended and Restated Convertible Promissory Notes]

EXHIBIT A

THE NOTES

Each Note listed below is subject to the extension of the Maturity Date effected by Section 1 of this Amendment.

#	Promissory Note Agreement	Note No.	Holder	Issue Date	Maturity Date	Principal Amount	Rate
1.	Convertible Promissory Note, dated June __, 2021, by Mobilewalla, Inc. (as Payor) to GCP Capital Partners IV, L.P. (as Holder), as amended and restated by Amendment No. 1 and as further amended and restated by Amendment No. 2.	CN-78	GCP Capital Partners IV, L.P.	6/__/2021	November 1, 2026 (December 22, 2022 as originally issued; June 30, 2024 as restated by Amendment No. 1; November 1, 2026 as restated by Amendment No. 2)	$1,226,893.00	10%
2.	Convertible Promissory Note, dated June __, 2021, by Mobilewalla, Inc. (as Payor) to GCP Capital Partners (Cayman) IV, L.P. (as Holder), as amended and restated by Amendment No. 1 and as further amended and restated by Amendment No. 2.	CN-79	GCP Capital Partners (Cayman) IV, L.P.	6/__/2021	November 1, 2026 (December 22, 2022 as originally issued; June 30, 2024 as restated by Amendment No. 1; November 1, 2026 as restated by Amendment No. 2)	$23,107.00	10%
3.	Convertible Promissory Note, dated September __, 2021, by Mobilewalla, Inc. (as Payor) to GCP Capital Partners IV, L.P. (as Holder), as amended and restated by Amendment No. 1 and as further amended and restated by Amendment No. 2.	CN-80	GCP Capital Partners IV, L.P.	9/__/2021	November 1, 2026 (September 9, 2022 as originally issued; June 30, 2024 as restated by Amendment No. 1; November 1, 2026 as restated by Amendment No. 2)	$736,136.00	10%
4.	Convertible Promissory Note, dated September, 2021, by Mobilewalla, Inc. (as Payor) to GCP Capital Partners (Cayman) IV, L.P. (as Holder), as amended and restated by Amendment No. 1 and as further amended and restated by Amendment No. 2.	CN-81	GCP Capital Partners (Cayman) IV, L.P.	9/__/2021	November 1, 2026 (September 9, 2022 as originally issued; June 30, 2024 as restated by Amendment No. 1; November 1, 2026 as restated by Amendment No. 2)	$13,864.00	10%
5.	Convertible Promissory Note, dated November 29, 2021, by	CN-82	Madrona Venture Fund V, LP	11/29/2021	November 1, 2026 (November 29, 2022 as originally issued; June 30, 2024 as	$178,147.53	10%

#	Promissory Note Agreement	Note No.	Holder	Issue Date	Maturity Date	Principal Amount	Rate
	Mobilewalla, Inc. (as Payor) to Madrona Venture Fund V, L.P. (as Holder), as amended and restated by Amendment No. 1 and as further amended and restated by Amendment No. 2.				restated by Amendment No. 1; November 1, 2026 as restated by Amendment No. 2)
6.	Convertible Promissory Note, dated November 29, 2021, by Mobilewalla, Inc. (as Payor) to Madrona Venture Fund V-A, LP (as Holder), as amended and restated by Amendment No. 1 and as further amended and restated by Amendment No. 2.	CN-83	Madrona Venture Fund V-A, LP	11/29/2021	November 1, 2026 (November 29, 2022 as originally issued; June 30, 2024 as restated by Amendment No. 1; November 1, 2026 as restated by Amendment No. 2)	$6,852.47	10%
7.	Convertible Promissory Note, dated December 17, 2021, by Mobilewalla, Inc. (as Payor) to Madrona Venture Fund V, LP (as Holder), as amended and restated by Amendment No. 1 and as further amended and restated by Amendment No. 2.	CN-84	Madrona Venture Fund V, LP	12/17/2021	November 1, 2026 (December 17, 2022 as originally issued; June 30, 2024 as restated by Amendment No. 1; November 1, 2026 as restated by Amendment No. 2)	$686,590.19	10%
8.	Convertible Promissory Note, dated December 17, 2021, by Mobilewalla, Inc. (as Payor) to Madrona Venture Fund V-A, LP (as Holder), as amended and restated by Amendment No. 1 and as further amended and restated by Amendment No. 2.	CN-85	Madrona Venture Fund V-A, LP	12/17/2021	November 1, 2026 (December 17, 2022 as originally issued; June 30, 2024 as restated by Amendment No. 1; November 1, 2026 as restated by Amendment No. 2)	$26,409.81	10%
9.	Convertible Promissory Note, dated June 30, 2022, by Mobilewalla, Inc. (as Payor) to Madrona Venture Fund V, LP (as Holder), as amended and restated by Amendment No. 1 and as further amended and restated by Amendment No. 2.	CN-86	Madrona Venture Fund V, LP	6/30/2022	November 1, 2026 (June 30, 2023 as originally issued; June 30, 2024 as restated by Amendment No. 1; November 1, 2026 as restated by Amendment No. 2)	$1,061,181.48	10%

#	Promissory Note Agreement	Note No.	Holder	Issue Date	Maturity Date	Principal Amount	Rate
10.	Convertible Promissory Note, dated June 30, 2022, by Mobilewalla, Inc. (as Payor) to Madrona Venture Fund V-A, LP (as Holder), as amended and restated by Amendment No. 1 and as further amended and restated by Amendment No. 2.	CN-87	Madrona Venture Fund V-A, LP	6/30/2022	November 1, 2026 (June 30, 2023 as originally issued; June 30, 2024 as restated by Amendment No. 1; November 1, 2026 as restated by Amendment No. 2)	$40,818.52	10%
11.	Convertible Promissory Note, dated January 31, 2023, by Mobilewalla Holdco, Inc. (as Payor) to GCP Capital Partners IV, L.P. (as Holder), as amended and restated by Amendment No. 1 and as further amended and restated by Amendment No. 2.	CN-88	GCP Capital Partners IV, L.P.	1/31/2023	November 1, 2026 (June 30, 2023 as originally issued; June 30, 2024 as restated by Amendment No. 1; November 1, 2026 as restated by Amendment No. 2)	$1,472,272.00	10%
12.	Convertible Promissory Note, dated January 31, 2023, by Mobilewalla Holdco, Inc. (as Payor) to GCP Capital Partners (Cayman) IV, L.P. (as Holder), as amended and restated by Amendment No. 1 and as further amended and restated by Amendment No. 2.	CN-89	GCP Capital Partners (Cayman) IV, L.P.	1/31/2023	November 1, 2026 (June 30, 2023 as originally issued; June 30, 2024 as restated by Amendment No. 1; November 1, 2026 as restated by Amendment No. 2)	$27,728.00	10%
13.	Convertible Promissory Note, dated October 13, 2023, by Mobilewalla Holdco, Inc. (as Payor) to Priyank Shankar Garg (as Holder), as issued on the form of note attached to Amendment No. 1 and as amended and restated by Amendment No. 2.	CN-90	Priyank Shankar Garg	10/13/2023	November 1, 2026 (June 30, 2024 as issued on the Amendment No. 1 form; November 1, 2026 as restated by Amendment No. 2)	$5,200.00	10%
14.	Convertible Promissory Note, dated October 13, 2023, by Mobilewalla Holdco, Inc. (as Payor) to Venkat S. Raju (as Holder), as issued on the form of note attached to Amendment No. 1 and as amended and restated by Amendment No. 2.	CN-91	Venkat S. Raju	10/13/2023	November 1, 2026 (June 30, 2024 as issued on the Amendment No. 1 form; November 1, 2026 as restated by Amendment No. 2)	$35,000.00	10%

#	Promissory Note Agreement	Note No.	Holder	Issue Date	Maturity Date	Principal Amount	Rate
15.	Convertible Promissory Note, dated October 13, 2023, by Mobilewalla Holdco, Inc. (as Payor) to Ramnath Rao (as Holder), as issued on the form of note attached to Amendment No. 1 and as amended and restated by Amendment No. 2.	CN-92	Ramnath Rao	10/13/2023	November 1, 2026 (June 30, 2024 as issued on the Amendment No. 1 form; November 1, 2026 as restated by Amendment No. 2)	$5,000.00	10%
16.	Convertible Promissory Note, dated October 13, 2023, by Mobilewalla Holdco, Inc. (as Payor) to Gopal Menon (as Holder), as issued on the form of note attached to Amendment No. 1 and as amended and restated by Amendment No. 2.	CN-93	Gopal Menon	10/13/2023	November 1, 2026 (June 30, 2024 as issued on the Amendment No. 1 form; November 1, 2026 as restated by Amendment No. 2)	$10,000.00	10%
17.	Convertible Promissory Note, dated October 13, 2023, by Mobilewalla Holdco, Inc. (as Payor) to Arun Saigal (as Holder), as issued on the form of note attached to Amendment No. 1 and as amended and restated by Amendment No. 2.	CN-94	Arun Saigal	10/13/2023	November 1, 2026 (June 30, 2024 as issued on the Amendment No. 1 form; November 1, 2026 as restated by Amendment No. 2)	$5,646.00	10%
18.	Convertible Promissory Note, dated November 17, 2023, by Mobilewalla Holdco, Inc. (as Payor) to Priyank Shankar Garg (as Holder), as issued on the form of note attached to Amendment No. 1 and as amended and restated by Amendment No. 2.	CN-95	Priyank Shankar Garg	11/17/2023	November 1, 2026 (June 30, 2024 as issued on the Amendment No. 1 form; November 1, 2026 as restated by Amendment No. 2)	$4,800.00	10%
19.	Convertible Promissory Note, dated November 30, 2024, by Mobilewalla Holdco, Inc. (as Payor) to GCP Capital Partners IV, L.P. (as Holder).	CN-96	GCP Capital Partners IV, L.P.	11/30/2024	November 1, 2026	$490,757.00	10%
20.	Convertible Promissory Note, dated November 30, 2024, by Mobilewalla Holdco, Inc. (as Payor)	CN-97	GCP Capital Partners (Cayman) IV, L.P.	11/30/2024	November 1, 2026	$9,243.00	10%

#	Promissory Note Agreement	Note No.	Holder	Issue Date	Maturity Date	Principal Amount	Rate
	to GCP Capital Partners (Cayman) IV, L.P. (as Holder).
21.	Convertible Promissory Note, dated November 30, 2024, by Mobilewalla Holdco, Inc. (as Payor) to Avenue Venture Opportunities Fund, L.P. (as Holder).	CN-98	Avenue Venture Opportunities Fund, L.P.	11/30/2024	November 1, 2026	$200,000.00	10%
22.	Convertible Promissory Note, dated November 30, 2024, by Mobilewalla Holdco, Inc. (as Payor) to Avenue Venture Opportunities Fund II, L.P. (as Holder).	CN-99	Avenue Venture Opportunities Fund II, L.P.	11/30/2024	November 1, 2026	$300,000.00	10%
23.	Convertible Promissory Note, dated June 27, 2025, by Mobilewalla Holdco, Inc. (as Payor) to GCP Capital Partners IV, L.P. (as Holder).	CN- 100	GCP Capital Partners IV, L.P.	6/27/2025	November 1, 2026	$122,689.00	10%
24.	Convertible Promissory Note, dated June 27, 2025, by Mobilewalla Holdco, Inc. (as Payor) to GCP Capital Partners (Cayman) IV, L.P. (as Holder).	CN- 101	GCP Capital Partners (Cayman) IV, L.P.	6/27/2025	November 1, 2026	$2,311.00	10%
25.	Convertible Promissory Note, dated August 15, 2025, by Mobilewalla Holdco, Inc. (as Payor) to GCP Capital Partners IV, L.P. (as Holder).	CN- 102	GCP Capital Partners IV, L.P.	8/15/2025	November 1, 2026	$122,689.00	10%
26.	Convertible Promissory Note, dated August 15, 2025, by Mobilewalla Holdco, Inc. (as Payor) to GCP Capital Partners (Cayman) IV, L.P. (as Holder).	CN-103	GCP Capital Partners (Cayman) IV, L.P.	8/15/2025	November 1, 2026	$2,311.00	10%
27.	Convertible Promissory Note, dated November 20, 2025, by Mobilewalla Holdco, Inc. (as Payor) to Anindya Datta (as Holder).	CN-105	Anindya Datta	11/20/2025	November 1, 2026 (as stated on the face of the note)	$100,000.00	10%
		TOTAL (27 Notes)				$6,915,646.00